                                                                    EXHIBIT 10.1


                    SECOND AMENDMENT TO AMENDED AND RESTATED
                   SENIOR REVOLVING CREDIT FACILITY AGREEMENT


         THIS SECOND AMENDMENT TO AMENDED AND RESTATED SENIOR REVOLVING CREDIT FACILITY AGREEMENT (this "Second Amendment"), dated as of June 24, 1998, is entered into among CASH AMERICA INTERNATIONAL, INC., a Texas corporation (the "Borrower"), the lenders listed on the signature pages hereof (the "Lenders"), NATIONSBANK, N.A. (successor by merger to NationsBank of Texas, N.A.), as Administrative Agent (in said capacity, the "Administrative Agent").


                                   BACKGROUND

         A. The Borrower, certain of the Lenders, and the Administrative Agent are parties to that certain Amended and Restated Senior Revolving Credit Facility Agreement, dated as of June 19, 1996, as amended by that certain First Amendment to Amended and Restated Senior Revolving Credit Facility Agreement, dated as of December 11, 1997 (said Amended and Restated Senior Revolving Credit Facility Agreement, as amended, the "Credit Agreement"; the terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement).

         B. The Borrower, the Lenders, and the Administrative Agent desire to amend the Credit Agreement to (i) increase the Commitment, (ii) add Chase Bank of Texas, National Association ("Chase Texas") as a Lender, (iii) add Comerica Bank-Texas as a Lender ("Comerica"), (iv) remove Citibank, N.A. ("Citibank") as a Lender, (v) modify the calculation of Consolidated EBITDA, (vi) extend the Maturity Date, (vii) revise the interest rate pricing, (viii) designate Wells Fargo Bank (Texas), National Association, as Documentation Agent, and (ix) make certain other changes therein.

         NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the Borrower, the Lenders, and the Administrative Agent covenant and agree as follows:

         1.       AMENDMENTS TO CREDIT AGREEMENT.

         (a) The definition of "Applicable Law" set forth in Section 1.1 of the Credit Agreement is hereby amended to read as follows:

                  "`Applicable Law' means, (a) in respect of any Person, all provisions of constitutions, statutes, rules, regulations and orders of governmental bodies or regulatory agencies applicable to such Person and its properties, including, without limiting the


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         foregoing, all orders and decrees of all courts and arbitrators in proceedings or actions to which the Person in question is a party, and
         (b) in respect of contracts relating to interest or finance charges that are made or performed in the State of Texas, `Applicable Law' means the laws of the United States of America, including without limitation 12 USC Sections 85 and 86(a), as amended from time to time, and any other statute of the United States of America now or at any time hereafter prescribing the maximum rates of interest on loans and extensions of credit, and the laws of the State of Texas, including, without limitation, Article 5069-IH, Title 79, Revised Civil Statutes of Texas, 1925, as amended (`Art. IH'), if applicable, and if Art. IH is not applicable, Article 5069-ID, Title 79, Revised Civil Statutes, 1925, as amended (`Art. ID'), and any other statute of the State of Texas now or at any time hereafter prescribing maximum rates of interest on loans and extensions of credit; provided that the parties hereto agree that the provisions of Chapter 346 of the Texas Finance Code, as amended, shall not apply to Advances, this Agreement, the Notes or any other Loan Papers."

         (b) The definition of "Applicable Margin" set forth in Section 1.1 of the Credit Agreement is hereby amended to read as follows:

                  "`Applicable Margin' means, for any particular date for any LIBOR Advance, that rate of interest per annum equal to the rate set forth below opposite the Leverage Ratio which is in effect for such particular date:


                 Leverage Ratio                   Applicable Margin
         -------------------------------          -----------------
             Greater than 0.45 to 1                      1.00%
         Less than or equal to 0.45 to 1                 0.75%

         The Applicable Margin payable by the Borrower on the Revolving Credit Advances outstanding hereunder shall be adjusted on each Adjustment Date, according to the performance of the Borrower for the most recent fiscal quarter. For purposes of the foregoing, if the financial statements of the Borrower setting forth the Leverage Ratio are not received by the Administrative Agent by the date required pursuant to
         Section 5.1(a) or 5.1(b), the Applicable Margin shall be determined as if the Leverage Ratio is greater than 0.45 to 1 until such time as such financial statements are received."

         (c) The definition of "Commitment" set forth in Section 1.1 of the Credit Agreement is hereby amended to read as follows:

                  "`Commitment' means $150,000,000, as reduced pursuant to
         Section 2.6 hereof."



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

         (d) The definition of "Consolidated EBITDA" set forth in Section 1.1 of the Credit Agreement is hereby amended by (i) deleting "." at the end thereof and inserting ";" in lieu thereof and (ii) adding the following proviso at the end thereof:

         "provided, however, Consolidated EBITDA as determined as set forth immediately preceding shall be (i) increased (on a non-cumulative basis) to account for the acquisition of Doc Holliday's (A) for the four fiscal quarters ending June 30, 1998, by $4,000,000, (B) for the four fiscal quarters ending September 30, 1998, by $4,000,000, and (C) for the four fiscal quarters ending December 31, 1998, by $2,000,000, and (ii) adjusted to (A) include the pro forma EBITDA related to any operating assets acquired (other than in respect of the acquisition of Doc Holliday's) during any period of four consecutive fiscal quarters (provided that the aggregate consideration for such assets acquired in one transaction or a series of related transactions consisting of cash, property (other than capital stock of the Borrower or any of its Subsidiaries) and the amount of indebtedness assumed in respect of such acquisition is in excess of $7,500,000) and based on audited financial statements in form and substance reasonably satisfactory to the Administrative Agent as if acquired at the beginning of such four fiscal quarters and (B) exclude the EBITDA related to any operating assets disposed of during any period of four consecutive fiscal quarters (provided that the aggregate consideration for such assets sold in one transaction or a series of related transactions consisting of cash, property and the amount of indebtedness assumed in respect of such acquisition is in excess of $7,500,000) as if disposed of at the beginning of such four fiscal quarters."

         (e) The definition of "Highest Lawful Rate" set forth in Section 1.1 of the Credit Agreement is hereby amended to read as follows:

                  "`Highest Lawful Rate' shall mean at the particular time in question the maximum rate of interest which, under Applicable Law, the Lenders are then permitted to charge on the Obligations. If the maximum rate of interest which, under Applicable Law, the Lenders are permitted to charge on the Obligations shall change after the date hereof, the Highest Lawful Rate shall be automatically increased or decreased, as the case may be, from time to time as of the effective time of each change in the Highest Lawful Rate without notice to the Borrower. For purposes of determining the Highest Lawful Rate under the Applicable Law of the State of Texas, the applicable rate ceiling shall be (a) the weekly rate ceiling described in and computed in accordance with the provisions of Art. ID.003, or (b) if the parties subsequently contract as allowed by Applicable Law, the quarterly ceiling or the annualized ceiling computed pursuant to Art. ID.008; provided, however, that at any time the weekly rate ceiling, the quarterly ceiling or the annualized ceiling shall be less than 18% per annum or more than 24% per annum, the provisions of Art. ID.009(a) and (b) shall control for purposes of such determination, as applicable."

         (f) The definition of "Maturity Date" set forth in Section 1.1 of the Credit Agreement is hereby amended to read as follows:


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                  "`Maturity Date' means June 30, 2003, or the earlier date of termination in whole of the Commitment pursuant to Section 2.6 or 7.2 hereof."

         (g) Section 1.1 of the Credit Agreement is further hereby amended by
(i) deleting the defined term "Art. 1.04" therefrom and (ii) adding the defined terms "Doc Holliday's" and "Documentation Agent" thereto in proper alphabetical order to read as follows:

                  "`Doc Holliday's' means Doc Holliday's Pawnbrokers and Jewellers, Inc., a Delaware corporation."

                  "`Documentation Agent' means Wells Fargo Bank (Texas), National Association.

         (h) Article 4 of the Credit Agreement is hereby amended by adding a new
Section 4.24 thereto to read as follows:

                  "Section 4.24 Year 2000 Compliance. The Borrower has (a) initiated a review and assessment of the areas within its and each of its Subsidiaries' business and operations (including those affected by its material suppliers and vendors other than the Lenders) that could be materially adversely affected by the "Year 2000 Problem" (that is, the risk that computer applications used by the Borrower or any of its Subsidiaries (or its material suppliers and vendors other than the Lenders) may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date after December 31, 1999), (b) developed a plan and timeline for addressing the Year 2000 Problem on a timely basis, and (c) to date, implemented that plan substantially in accordance with that timetable. The Borrower reasonably believes that all computer applications (including those of its material suppliers and vendors other than the Lenders) that are material to its or any of its Subsidiaries' business and operations will on a timely basis be able to perform properly date-sensitive functions for all dates before and after January 1, 2000 (that is, be "Year 2000 Compliant"), except to the extent that a failure to do so could not reasonably be expected to have a Material Adverse Effect".

         (i) Section 5.14(c) of the Credit Agreement is hereby amended to read as follows:

                  "(c) Minimum Inventory Turnover. The Borrower shall not permit, as of the end of any fiscal quarter, the ratio of (i) cost of goods sold by the Borrower and its Consolidated Subsidiaries (excluding cost of goods sold by Mr. Payroll Corporation) for the most recent twelve months to (ii) the average monthly inventory of the Borrower and its Consolidated Subsidiaries (based on the sum of the fiscal month end inventory balance of the Borrower and its Consolidated Subsidiaries for the most recent thirteen fiscal months of the Borrower, divided by thirteen, but excluding any inventory of Mr. Payroll Corporation) to be less than 1.60 to 1.0. The Borrower shall not permit the inventory of Mr. Payroll Corporation to exceed $10,000,000 in aggregate amount."


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         (j) Article 5 of the Credit Agreement is hereby amended by adding a new
Section 5.18 thereto to read as follows:

                  "Section 5.18 Year 2000 Compliance. The Borrower will promptly notify the Administrative Agent in the event the Borrower discovers or determines that any computer application (including those of its material suppliers and vendors other than the Lenders) that is material to its or any of its Subsidiaries' business and operations will not be Year 2000 Compliant on a timely basis, except to the extent that such failure could not reasonably be expected to have a Material Adverse Effect."

         (k) Section 6.1 of the Credit Agreement is hereby amended by (i) deleting "$10,000,000" in clause (ii) thereof and inserting "$20,000,000" in lieu thereof, (ii) deleting "(pound)5,000,000" in clause (x) thereof and inserting "(pound)10,000,000" in lieu thereof and (iii) deleting "$105,000,000" in clause (xvi) thereof and inserting "$125,000,000" in lieu thereof.

         (l) Section 6.3 of the Credit Agreement is hereby amended by deleting "$5,000,000" in clause (vii) thereof and inserting "$10,000,000" in lieu thereof.

         (m) Section 6.8 of the Credit Agreement is hereby amended to read as follows:

                  "Section 6.8 Lines of Business. The Borrower shall not, and will not permit any of its Subsidiaries to, directly or indirectly, engage in any business other than (a) the pawn shop business, (b) the business of cashing checks and conducting related cash dispensing transactions, (c) the business of offering tires and wheels on a "rent to own" or comparable basis and performing ancillary automobile related services, and (d) activities related to the above."

         (n) Article 10 of the Credit Agreement is hereby amended by adding a new Section 10.15 thereto to read as follows:

                  "Section 10.15 No Duties of Documentation Agent. The Borrower and the Lenders acknowledge that the Documentation Agent shall have no duties, responsibilities or liabilities in its capacity as Documentation Agent hereunder."

         (o) Exhibit F to the Credit Agreement is hereby amended to be in the form of Exhibit F to this Second Amendment.

         (p) The Specified Percentage of (i) Chase Texas and Comerica are indicated beside their respective names on the signature pages hereof and (ii) each of the other Lenders is amended to be the percentage beside each such Lender's name on the signature pages hereof.



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         2. REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT. By its
execution and delivery hereof, the Borrower represents and warrants that, as of the date hereof and after giving effect to the amendment contemplated by the foregoing Section 1:

                  (a) the representations and warranties contained in the Credit Agreement are true and correct on and as of the date hereof as if made on and as of such date;

                  (b) no event has occurred and is continuing which constitutes a Default or an Event of Default;

                  (c) the Borrower has full power and authority to execute and deliver this Second Amendment, the $37,500,000 replacement Revolving Credit Note payable to the order of NationsBank, N.A., the $37,500,000 replacement Revolving Credit Note payable to the order of Wells Fargo Bank (Texas), National Association, the $33,000,000 replacement Revolving Credit Note payable to the order of Bank One, Texas, N.A., the $16,250,000 replacement Revolving Credit Note payable to the order of The Bank of Tokyo-Mitsubishi, Ltd., the $16,250,000 Revolving Credit Note payable to the order of Chase Texas, and the $9,500,000 Revolving Credit Note payable to the order of Comerica (collectively, the "Revolving Credit Notes"), and this Second Amendment, the Credit Agreement, as amended hereby, and the Revolving Credit Notes constitute the legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable debtor relief laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited by federal or state securities law;

                  (d) neither the execution, delivery and performance of this Second Amendment, the Revolving Credit Notes or the Credit Agreement, as amended hereby, nor the consummation of any transactions contemplated herein or therein, will conflict with any Law to which the Borrower or any Subsidiary is subject, or any indenture, agreement or other instrument to which the Borrower or any Subsidiary or any of their respective property is subject; and

                  (e) no authorization, approval, consent, or other action by, notice to, or filing with, any governmental authority or other Person (other than the Board of Directors of the Borrower), is required for the execution, delivery or performance by the Borrower of this Second Amendment, the Revolving Credit Notes, or the acknowledgment of this Second Amendment by each Guarantor.

         3. CONDITIONS OF EFFECTIVENESS. This Second Amendment shall be effective as of June 24, 1998 (and the revisions to the Applicable Margin set forth herein shall be applicable to all LIBOR Advances outstanding on such date), subject to the following:



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                  (a) the Administrative Agent shall have received counterparts of this Second Amendment executed by the Lenders;

                  (b) the Administrative Agent shall have received counterparts of this Second Amendment executed by the Borrower and acknowledged by each Guarantor;

                  (c) the representations and warranties set forth in Section 2 of this Second Amendment shall be true and correct;

                  (d) Citibank shall have received payment in full of all amounts due and owing to it under the Credit Agreement;

                  (e) each Lender shall have received its Revolving Credit Note;

                  (f) the Administrative Agent shall have received a certified resolution of the Board of Directors of the Borrower authorizing the execution, delivery and performance of this Second Amendment and the Revolving Credit Notes;

                  (g) the Administrative Agent shall have received for the account of each Lender (other than Citibank) an amendment fee equal to the product of (a) 0.125% multiplied by (b) an amount equal to such Lender's Specified Percentage (as amended, established or reaffirmed by this Second Amendment) multiplied by the Commitment; and

                  (h) the Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent and its counsel, such other documents, certificates and instruments as the Administrative Agent shall require.

         4. GUARANTORS ACKNOWLEDGMENT. By signing below, each of the Guarantors
(a) acknowledges and consents to the execution, delivery and performance by the Borrower of this Second Amendment, (b) agrees that its obligations in respect of its Guaranty Agreement (i) are not released, modified, impaired or affected in any manner by this Second Amendment or any of the provisions contemplated herein and (ii) cover the Commitment as increased hereby, and (c) acknowledges that it has no claims or offsets against, or defenses or counterclaims to, its Guaranty Agreement.

         5. DOC HOLLIDAY'S. By signing below, each of the Lenders agree that the Borrower shall have until July 24, 1998 to cause Doc Holliday's to comply with
Section 5.15 of the Credit Agreement. Failure of Doc Holliday's to comply with
Section 5.15 of the Credit Agreement by July 24, 1998 shall be an Event of Default under the Credit Agreement.

         6. CITIBANK. Upon satisfaction of the conditions set forth in Section 3 of this Second Amendment, Citibank shall (a) not be a Lender under the Credit Agreement and shall no longer have any rights or obligations with respect hereto, except for those which expressly



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survive termination of the Credit Agreement or termination of any commitments thereunder, and (b) mark its Revolving Credit Agreement "PAID IN FULL" and return its Revolving Credit Note to the Borrower.

         7. SECTION 10.6. The parties hereto agree that (a) the provisions of
Section 10.6 of the Credit Agreement shall not be required to be complied with for the purpose of making Chase Texas and Comerica Lenders under the Credit Agreement pursuant to this Second Amendment, and (b) by signing below, Chase Texas and Comerica shall be Lenders under the Credit Agreement and each shall have all rights and obligations of a Lender thereunder.

         8. PURCHASE BY LENDERS. Simultaneously with the satisfaction of conditions of effectiveness set forth in Section 3 hereof, each Lender shall be deemed to have purchased without recourse an amount of each other Lender's outstanding Advances such that after giving effect to this Second Amendment, the percentage of each Lender's portion of the Commitment which has been satisfied will be equal.

         9. DOCUMENTATION AGENT. The parties hereto agree that Wells Fargo Bank (Texas), National Association shall serve in the capacity of Documentation Agent under the Credit Agreement.

         10.      REFERENCE TO THE CREDIT AGREEMENT.

                  (a) Upon the effectiveness of this Second Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended by this Second Amendment.

                  (b) The Credit Agreement, as amended by this Second Amendment, and all other Loan Papers shall remain in full force and effect and are hereby ratified and confirmed.

         11. COSTS, EXPENSES AND TAXES. The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Second Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto and with respect to advising the Administrative Agent as to its rights and responsibilities under the Credit Agreement, as amended by this Second Amendment).

         12. EXECUTION IN COUNTERPARTS. This Second Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.



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         13. GOVERNING LAW; BINDING EFFECT. This Second Amendment shall be governed by and construed in accordance with the laws of the State of Texas and shall be binding upon the Borrower, each Lender, and the Administrative Agent and their respective successors and assigns.

         14. HEADINGS. Section headings in this Second Amendment are included herein for convenience of reference only and shall not constitute a part of this Second Amendment for any other purpose.

         15. ENTIRE AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THIS SECOND AMENDMENT, AND THE OTHER LOAN PAPERS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AS TO THE SUBJECT MATTER THEREIN AND HEREIN AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


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         IN WITNESS WHEREOF, the parties hereto have executed this Second
Amendment as of the date first above written.

                                      CASH AMERICA INTERNATIONAL,
                                      INC.



                                      By: /s/ David J. Clay
                                          ------------------------------------
                                               David J. Clay
                                               Vice President and Treasurer


ACKNOWLEDGED AND AGREED FOR
PURPOSES OF SECTION 6 HEREOF:

CITIBANK, N.A.


By:  /s/ David L. Harris
   ---------------------------------
     Name: David L. Harris
     Title:  Vice President


                                      NATIONSBANK, N.A., as Administrative
                                      Agent and as a Lender
Specified Percentage:
         25.0%

                                      By: /s/ Todd Shipley
                                         --------------------------------------
                                          Todd Shipley
                                          Senior Vice President





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




                                 WELLS FARGO BANK (TEXAS),
                                 NATIONAL ASSOCIATION, as
                                 Documentation Agent and as a Lender
Specified Percentage:
         25.0%

                                 By:      /s/ Susan B.Sheffield
                                     ------------------------------------------
                                          Name: Susan B.Sheffield
                                          Title:  Vice President



                                 BANK ONE, TEXAS, N.A.
Specified Percentage:
         22.0%

                                 By:      /s/ Barry B. Kromann
                                     ------------------------------------------
                                          Name: Barry B. Kromann
                                          Title:   Vice President



                                 THE BANK OF TOKYO-MITSUBISHI,
                                 LTD.
Specified Percentage:
         10.833333%

                                 By:      /s/ John M. Mearns
                                     ------------------------------------------
                                          Name: John M. Mearns
                                          Title:  Vice President and Manager



                                 CHASE BANK OF TEXAS, NATIONAL
                                 ASSOCIATION
Specified Percentage:
         10.833333%

                                 By:      /s/ B.B. Wuthrich
                                     ------------------------------------------
                                          Name:  B.B. Wuthrich
                                          Title:   Vice President




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




                                                           COMERICA BANK-TEXAS
Specified Percentage:
         6.333334%
                                         By:      /s/ Timothy C. Vela
                                                  Name: Timothy C. Vela
                                                  Title:   Vice President

ACKNOWLEDGED AND AGREED:

CASH AMERICA, INC. OF SOUTH CAROLINA
FLORIDA CASH AMERICA, INC.
GEORGIA CASH AMERICA, INC.
CASH AMERICA, INC. OF LOUISIANA
CASH AMERICA, INC. OF NORTH CAROLINA
CASH AMERICA, INC. OF TENNESSEE
CASH AMERICA, INC. OF OKLAHOMA
CASH AMERICA, INC. OF KENTUCKY
CASH AMERICA PAWN, INC. OF OHIO
CASH AMERICA MANAGEMENT L.P., a Delaware limited partnership, by its general partner, Cash America Holding, Inc.
CASH AMERICA PAWN L.P., a Delaware limited partnership, by its general partner, Cash America Holding, Inc.
CASH AMERICA HOLDING, INC.
EXPRESS CASH INTERNATIONAL CORPORATION
CASH AMERICA, INC. OF ALABAMA
CASH AMERICA, INC. OF COLORADO
CASH AMERICA, INC. OF INDIANA
CASH AMERICA, INC.
CASH AMERICA OF MISSOURI, INC.
VINCENT'S JEWELERS AND LOAN, INC.
MR. PAYROLL CORPORATION
CASH AMERICA, INC. OF UTAH
CASH AMERICA FRANCHISING, INC.


By:      /s/ David J. Clay
   -------------------------------------
         David J. Clay
         Treasurer


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